UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

Femasys Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40492	11-3713499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3950 Johns Creek Court, Suite 100 Suwanee, Georgia	30024
(Address of principal executive offices)	(Zip Code)

(770) 500-3910
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FEMY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2023, Femasys Inc. (the “Company”) announced its financial results for the second quarter ended June 30, 2023 and provided a corporate update. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2023, the Company announced that it has designated Daniel Currie, the Company’s Senior Vice President, as its Chief Operating Officer. Mr. Currie, 59, has served as Senior Vice President, Operations since 2009, and Vice President, Operations since 2004. Mr. Currie has over 30 years of operational experience in the medical device industry, including assignments at early stage and large established companies. He worked closely with research and development teams, implemented and managed quality systems, spearheaded compliance and complaint handling systems at CIBA Vision Corporation. As head of Quality at Novoste Corporation, he oversaw and was directly involved in design and manufacturing controls, quality auditing (including FDA), evaluating and managing subcontractor operations, managing validation systems and performing product evaluations and testing. In addition, Mr. Currie was responsible for evaluating facilities outside the United States capable of manufacturing class III medical devices. Once the site was selected, Mr. Currie co-managed a team to establish full manufacturing operations. Mr. Currie is a graduate of Georgia Southern University with a BBA in Economics.

Mr. Currie has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  As Chief Operating Officer, Mr. Currie  will receive an annual base salary of $389,000 (retroactive to January 1, 2023) and a target bonus percentage of 40% of his annual base salary upon the achievement of corporate goals.  Mr. Currie will also continue to participate in the Company’s equity incentive plan in accordance with the Company’s practices for senior executive generally.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Femasys Inc. dated August 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Femasys Inc.

By:	/s/ Kathy Lee-Sepsick
Names: Kathy Lee-Sepsick
Title: Chief Executive Officer

Date: August 10, 2023